UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

November 30, 2021 (November 24, 2021)

Date of Report (Date of earliest event reported):

THE GREENROSE HOLDING COMPANY INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39217	84-2845696
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

111 Broadway Amityville, NY	11701
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (516) 346-6270

GREENROSE ACQUISITION CORP.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Name of Each Exchange on Which Registered
Common stock, par value $0.0001 per share	OTCQX

Redeemable warrants, exercisable for shares of common stock at an exercise price of $11.50 per share	OTCQB

Item 1.01 Entry into a Material Definitive Agreement

Amendment To Theraplant Merger Agreement

On November 26, 2021, The Greenrose Holding Company, Inc. (formerly known as Greenrose Acquisition Corp.) (“Greenrose” or the “Company”) entered into an amendment (the “Amendment No. 2”) to the Agreement and Plan of Merger dated as of March 12, 2021, by and among Greenrose Acquisition Corp., GNRS CT Merger Sub, LLC, Theraplant, LLC (“Theraplant”) and Shareholder Representative Services LLC, as amended (the “Merger Agreement”).

Pursuant to Amendment No. 2, the “Aggregate Consideration” to be paid by Greenrose in respect of the Theraplant merger will equal “Cash Consideration” in the amount of One Hundred Million Dollars ($100,000,000), minus the escrow amount, the expense amount, the Managing Member Expense Amount (as defined in the Merger Agreement), and the Deferred Cash Payment Amount described below. Furthermore, Aggregate Consideration would include the amount equal to the difference between the Estimated Closing Net Working Capital and the Base Net Capital (each as defined in the Merger Agreement). The Aggregate Consideration would include the amount released from the Escrow and Expense Fund, the amount released from the Managing Member Expense Fund, and the Stock Consideration comprised of five million (5,000,000) unregistered shares of Greenrose common stock valued at $10.00 per share, valued in the aggregate amount of Fifty Million Dollars ($50,000,000). The Merger Agreement as amended provides that the Stock Consideration is subject to upward adjustment in the event a registration statement covering the resale of the Stock Consideration has not been declared effective 7 days after the Merger and the Parent Stock Price is less than $10.00 per share. In such circumstances, Greenrose has agreed to issue additional Parent Common Stock in such number of additional shares of Parent Common Stock, to be confirmed by the Theraplant Steering Committee, that, when multiplied by the Parent Common Stock Price (determined pursuant to the Merger Agreement) would increase the Stock Consideration to $50,000,000; provided that the number of shares of additional Common Stock Greenrose shall issue shall not exceed $5,000,000 in additional Parent Stock.

Amendment No. 2 provides for a Deferred Cash Payment Amount in the amount of ten million dollars ($10,000,000) plus simple interest at the rate of nine percent (9%) per annum, payable in equal monthly installments during the first twelve months following the closing of the merger contemplated by the Merger Agreement. The Deferred Cash Payment Amount may, at the election of the Theraplant Steering Committee, be converted (in whole or in part and at any time or from time to time), into common stock of Greenrose at a price per share of $10.00, subject to adjustment.

Any agreement of Greenrose with any third-party financing source shall expressly permit payment by Greenrose of the Deferred Cash Payment Amount (either in cash or common stock of Greenrose) (i) with respect to the first six monthly payments, without restriction, and (ii) with respect to the last six monthly payments, subject solely to blockage by the such financing source as a result of an Event of Default (as defined in the credit agreement between Greenrose and such financing source) as a result of a payment default or in the event such financing source accelerates its loan to Greenrose.

The foregoing description of the Amendment No. 2 is qualified in its entirety by reference to the full text of the Amendment No. 2, which is attached hereto as Exhibit 2.1 and is incorporated herein by reference.

Item 5.03 Amendments to Articles of Incorporation or ByLaws; Change in Fiscal Year

On November 24, 2021, the Company filed an amended and restated certificate of incorporation in the form approved by Greenrose stockholders at the Special Meeting of the Company held October 27,2021 (the “Certificate of Incorporation”) with the Secretary of State of the State of Delaware, which became effective on the same date, pursuant to which the Company changed its name from “Greenrose Acquisition Corp.” to “The Greenrose Holding Company Inc.”

The foregoing description of the Certificate of Incorporation is qualified in its entirety by the full text of the Certificate of Incorporation, which is attached hereto as Exhibit 3.1 and is incorporated herein by reference.

Forward Looking Statements

Certain statements made in this release are “forward looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. When used in this press release, the words “estimates,” “projected,” “expects,” “anticipates,” “forecasts,” “plans,” “intends,” “believes,” “seeks,” “may,” “will,” “should,” “future,” “propose” and variations of these words or similar expressions (or the negative versions of such words or expressions) are intended to identify forward-looking statements. These forward-looking statements are not guarantees of future performance, conditions or results, and involve a number of known and unknown risks, uncertainties, assumptions and other important factors, many of which are outside Greenrose’s or its target companies’ control, that could cause actual results or outcomes to differ materially from those discussed in the forward-looking statements. Important factors, among others, that may affect actual results or outcomes include: liquidity of Greenrose’s stock; costs related to the proposed business combinations; Greenrose’s ability to manage growth; Greenrose’s ability to identify and integrate other future acquisitions; rising costs adversely affecting Greenrose’s profitability; competition in the legal cannabis industry; adverse changes to the legal environment for the cannabis industry; and general economic and market conditions impacting demand for Greenrose’s products and services. Readers should not unduly rely on any projections or other forward-looking statements or data contained herein.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

2.1	Amendment No. 2 to the Agreement and Plan of Merger dated as of March 12, 2021, by and among Greenrose Acquisition Corp., GNRS CT Merger Sub, LLC, Theraplant, LLC and Shareholder Representative Services LLC, as amended
3.1	Amended and Restated Certificate of Incorporation of The Greenrose Holding Company, Inc.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE GREENROSE HOLDING COMPANY INC.

Date: November 30, 2021	By:	/s/ William F. Harley III
	Name:	William F. Harley III
	Title:	Chief Executive Officer

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